Exhibit 10.15

AMENDMENT NO. 3 TO

COMMITMENT LETTER

This AMENDMENT #3 TO COMMITMENT LETTER (the “Amendment”) is made and entered into as of September 12, 2003 by and between Countrywide Warehouse Lending (“Lender”) and Encore Credit Corp. (“Borrower”). This Amendment amends that certain Commitment Letter by and between Lender and Borrower dated as of May 13, 2002 (the “Commitment Letter”), which supplements that certain Revolving Credit and Security Agreement by and between Lender and Borrower dated as of May 13, 2002 (as may be amended from time to time, the “Credit Agreement”).

R E C I T A L S

Lender and Borrower have previously entered into the Commitment Letter and Credit Agreement pursuant to which Lender may, from time to time, provide Borrower credit in the form of a warehouse line secured by residential mortgage loans. Lender and Borrower hereby agree that the Commitment Letter shall be amended as provided herein.

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1.	Aggregate Credit Limit. Lender and Borrower agree that the Aggregate Credit Limit of the Commitment Letter shall be deleted in its entirety and replaced with the following:

“Aggregate Credit Limit: One Hundred Twenty Five Million Dollars ($125,000,000).

2.	Credit Off. Lender and Borrower agree to amend the Credit Off Feature as follows:

“Increase the Credit Off feature from $20,000,000 up to $100,000,000 as requested by Borrower. Credit Off shall be exclusive for sale of loans to Countrywide Securities Corporation. The dwell time for Credit shall be 30 days from the Advance date. All Advances for Credit Off shall be Dry prior to funding.

3.	Over/Under Account Minimum Balance. Lender and Borrower agree that the Over/Under Account Minimum Balance (Section 3.5 (a)) of the Commitment Letter shall be deleted in its entirety and replaced with the following:

“Over/Under Account Minimum Balance: $1,250,000 plus the 1% of the Credit Off limit plus lesser of (1) all excess proceeds from the sale of loans to Countrywide Securities Corporation funded by Lender shall be held in the Over/Under Account until all loans sold to Countrywide Securities Corporation have settled, or (II) 25% times the outstanding Advances of loans sold to Countywide Securities Corporation. Interest to be paid monthly on the Over/Under Account Minimum Balance at a rate of 30 day LIBOR 50 basis points.”

4.	Maturity Date. Lender and Borrower agree that the Maturity Date set forth within the Commitment Letter shall be amended as follows:

“Maturity Date:                                             October 31, 2003”

5.	No Other Amendments; Conflicts with Previous Amendments. Other than as expressly modified and amended herein, the Commitment Letter shall remain in full force and effect and nothing herein shall affect the rights and remedies of Lender as provided under the Commitment Letter and Credit Agreement. To the extent any amendments to the Commitment Letter contained herein conflict with any previous amendments to the Commitment Letter, the amendments contained herein shall control.

6.	Capitalized Terms. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

7.	Facsimiles: Facsimile signatures shall be deemed valid and binding to the same extent as the original.

IN WITNESS WHEREOF, Lender and Borrower have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

COUNTRYWIDE WAREHOUSE LENDING		Encore Credit Corp.

By:	/s/ Thomas C. Williams	By:	/s/ John Kontoulis
	Signature		Signature
Name:	Thomas C. Williams	Name:	John Kontoulis
Title:	President	Title:	Chief Financial Officer

NOTE

Two Hundred Twenty Five Million Dollars ($225,000,000)	September 12, 2003

FOR VALUE RECEIVED, the undersigned Encore Credit Corp. (“Maker”) hereby unconditionally promises to pay to the order of Countrywide Warehouse Lending (“Payee”) at 4500 Park Granada, Calabasas, California 91302 or such other address as may be given to Maker by Payee, the principal sum of Two Hundred Twenty Five Million Dollars ($225,000,000), or so much thereof as may be advanced and outstanding hereunder, in lawful money of the United States of America, together with interest on the unpaid principal balance from day-to-day remaining at the rate provided in that certain Revolving Credit and Security Agreement by and between Maker and Payee (collectively and as amended from time to time, the “Agreement”). Payments of principal and interest on this Note shall be due and payable in accordance with the terms set forth in the Agreement, but if not sooner paid, all principal and interest on this Note shall be due and payable on the expiration or termination of the Agreement. All payments made hereon shall be applied in accordance with the Agreement.

This Note has been executed and delivered pursuant to, and is subject to the terms and provisions of, the Agreement. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement. The holder of this Note shall be entitled to the benefits provided for in the Agreement. Reference is made to the Agreement for certain provisions pertaining to (a) the obligation of Payee to advance funds hereunder; (b) the events upon which the maturity of this Note may be accelerated or shall automatically be accelerated; (c) the requirement that certain payments of principal be made hereunder upon the occurrence of certain events; (d) Maker’s right to make prepayments of principal hereunder; and (e) late payment premiums.

Maker and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive demand or payment, presentment, protest, notice of protest and non-payment or other notice of default, notice of acceleration and notice of intention to accelerate, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

This Note shall be governed by and construed in accordance with the laws of the State of California without regard to the principles of conflicts of laws.

If this Note is placed in the hands of an attorney for collection, or is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, Maker promises to pay all costs and expenses of collection including, but not limited to, court costs and the reasonable attorneys’ fees of the holder hereof.

This Note supersedes and replaces any prior Notes regarding the same.

Maker:

Encore Credit Corp.

By:	/s/ John Kontoulis
Name:	John Kontoulis
Title:	EVP/CFO

Exhibit 10.15

COMMITMENT LETTER

This AMENDMENT NO. 1 TO COMMITMENT LETTER (the “Amendment”) is made and entered into as of April 10, 2003 by and between Countrywide Warehouse Lending (“Lender”) and Encore Credit Corp (“Borrower”). This Amendment amends that certain Commitment Letter by and between Lender and Borrower dated as of May 13, 2002 (the “Commitment Letter”), which supplements that certain Revolving Credit and Security Agreement by and between Lender and Borrower dated as of May 13, 2002 (as may be amended from time to time, the “Credit Agreement”).

R E C I T A L S

Lender and Borrower have previously entered into the Commitment Letter and Credit Agreement pursuant to which Lender may, from time to time, provide Borrower credit in the form of a warehouse line secured by residential mortgage loans. Lender and Borrower hereby agree that the Commitment Letter shall be amended as provided herein.

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1.	Aggregate Credit Limit. Lender and Borrower agree that the Aggregate Credit Limit of the Commitment Letter shall be deleted in its entirely and replaced with the following:

“One Hundred Million Dollars ($100,000,000)”

2.	Schedule 3 - Minimum Over/Under Account Balance. Lender and Borrower agree that the Minimum Over/Under Account Balance set forth in Schedule 3 of the Commitment Letter shall be deleted in its entirety and replaced with the following:

“Minimum OVER/UNDER ACCOUNT BALANCE : One Million Dollars ($1,000,000) Interest to be paid monthly on the Over/Under Account Minimum Balance at a rate of 30 day LIBOR less 50 basis points.”

3.	Maturity Date. Lender and Borrower hereby extend the Term of the Agreement to June 12, 2003, at which time the Agreement will expire.

4.	Financial Ratios. Lender and Borrower agree that the Financial Ratios of the Commitment Letter shall be deleted in its entirety and replaced with the following:

Minimum Tangible Net Worth: Maximum ratio for use of Warehouse Facilities, Purchase facilities, and Repurchase facilities, to Tangible Net Worth plus Subordinated Debt: Minimum Liquidity:	$7,500,00 30:1 Borrower to maintain cash or cash equivalents in a minimum amount at least equal to the 30% of Tangible Net Worth, inclusive of the Over/Under Account Balance.

Profitability:	Borrower must be profitable on a quarterly basis.

5.	No Other Amendments; Conflicts with Previous Amendments. Other than as expressly modified and amended herein, the Commitment Letter shall remain in full force and effect and nothing herein shall affect the rights and remedies of Lender as provided under the Commitment Letter and Credit Agreement. To the extent any amendments to the Commitment Letter contained herein conflict with any previous amendments to the Commitment Letter, the amendments contained herein shall control.

6.	Capitalized Terms. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

IN WITNESS WHEREOF, Lender and Borrower have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

COUNTRYWIDE WAREHOUSE LENDING		ENCORE CREDIT CORP.

By:	/s/ Blair Kenny	By:	/s/ John Kontoulis
	Signature		Signature

Name:	Blair Kenny	Name:	John Kontoulis

Title:	Senior Vice President	Title:	Chief Financial Officer